Exhibit 10.22

NINTH AMENDMENT

TO FINANCING AGREEMENT

NINTH AMENDMENT, dated as of March         , 2003 (the “Amendment”), to the Financing Agreement referred to below, by and among (i) DYNAX SOLUTIONS, INC. a Delaware corporation formerly known as Dynax Acquisition Corp. (the “Parent”), APPLICATION RESOURCES CONSULTING SERVICES, INC., a New York Corporation, ICS ACQUISITION CORP., a Delaware corporation, ARCS ACQUISITION CORP., a Delaware corporation, DSI ACQUISITION CORP., a Delaware corporation, DYNAX RESOURCES, INC., a Delaware corporation, LAUREN AND ASSOCIATES, INC., a New York corporation, PRIME TIME STAFFING, INC., a New York corporation, PURPLE CRAYONS, INC., a New York corporation, PURPLE CRAYONS ACQUISITION CORP., a Delaware corporation, and FATSAUCE STUDIO, INC., a Delaware corporation (each, a “Borrower” and collectively, the “Borrowers”), and (ii) ABLECO FINANCE LLC, as agent (the “Agent”) for itself and its assigns (the “Lenders”).

WHEREAS, the Borrowers, the Agent and the Lenders are parties to the Financing Agreement dated as of March 24, 1999, (as amended to date, the “Financing Agreement”), pursuant to which the Lenders have agreed to make certain term loans and revolving loans to the Borrowers from time to time in an aggregate principal amount at any time outstanding not to exceed the aggregate amount of the Commitment (as defined in the Financing Agreement) set forth therein;

WHEREAS, pursuant to that certain letter agreement dated June 13, 2000 (the “Put Agreement”) among Ableco Holding LLC (“Holdco”), the Parent and certain subsidiaries of the Parent, the Parent agreed to repurchase from Holdco, at Holdco’s election, the right of Holdco to purchase 308,859 shares of the Parent’s common stock in accordance with the Warrant (as defined in the Financing Agreement) at a repurchase price equal to $2,126,965 (“Holdco’s Put”);

WHEREAS, the Parent wishes to repurchase from Holdco, and Holdco has agreed to sell to the Parent, the right of Holdco to purchase 246,859 shares of the Parent’s common stock in accordance with the Warrant, so long as the Parent pays Holdco a repurchase price equal to $1,700,000 (the “Repurchase Price”). The Parent has requested the Lenders, and the Lenders have agreed, to make a new term loan to the Borrowers to fund the Parent’s payment of the Repurchase Price;

WHEREAS, the Borrowers, the Agent and the lenders desire to amend certain terms and provisions of the Loan Agreement to reflect, among other things, the making of such new term loan to the Borrowers, a decrease in the revolving credit facility to $4,000,000 from $10,000,000 and the extension of the Final Maturity Date (as defined in the Financing Agreement).

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.1 Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

1.2 Recitals. The Recitals to the Financing Agreement are hereby amended by deleting the first sentence thereof, and by substituting therefore the following:

“The Borrowers have asked the Lender to extend credit to the Borrowers consisting of (a) a term loan in the original principal amount not to exceed $5,000,000, (b) a term loan in the original principal amount not to exceed $1,700,000 and (c) a revolving credit facility in an aggregate principal amount not to exceed $4,000,000 at any time outstanding.”

1.3 Definitions in the Financing Agreement. Section 1.01 of the Financing Agreement is hereby amended as follows:

(a) Commitments. The definition of the term “Commitments” is hereby amended to read in its entirety as follows:

“‘Commitments’ means the Revolving Credit Commitment, the Term Loan Commitment and the Special Loan Commitment.”

(b) Final Maturity Date. The definition of the term “Final Maturity Date” is hereby amended in its entirety to read as follows:

“‘Final Maturity Date’ means March 24, 2004, or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents.”

(c) Loan. The definition of the term “Loan” is hereby amended to read in its entirety as follows:

“‘Loan’ means any of the Term Loan, the Special Loan and the Revolving Loans.”

(d) Revolving Credit Commitment. The definition of the term “Revolving Credit Commitment” is hereby amended to read in its entirety as follows:

“‘Revolving Credit Commitment’ means the commitment of the Lender to make Revolving Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $4,000,000.00, as such amount may be terminated, reduced or increased from time to time in accordance with the terms of this Agreement.”

(e) Special Loan. The definition of the term “Special Loan” is hereby amended to read in its entirety as follows:

“‘Special Loan’ means the loan made by the Lender to the Borrowers on the Ninth Amendment Effective Date pursuant to Section 2.01(a).”

(f) Special Loan Commitment. The definition of the term “Special Loan

Commitment” is hereby amended to read in its entirety as follows:

“‘Special Loan Commitment’ means the commitment of the Lender to make the Special Loan to the Borrowers in an aggregate principal amount of $1,700,000.00, as such amount may be terminated, reduced or increased from time to time in accordance with the terms of this Agreement.”

(g) Special Loan Maturity Date. The definition of the term “Special Loan Maturity Date” is hereby amended to read in its entirety as follows:

“‘Special Loan Maturity Date’ means March 24, 2005, or such earlier date on which the Special Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents.”

(h) Ninth Amendment Effective Date. The definition of the term “Ninth Amendment Effective Date” is hereby amended to read in its entirety as follows:

“‘Ninth Amendment Effective Date’ means the date on which all of the conditions precedent to the effectiveness of Ninth Amendment to Financing Agreement dated as of March             , 2003, by and among the Borrowers and the Lender have been fulfilled or waived.”

2.1 Commitments. Section 2.01(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

“(a) The Lender agrees, on the terms and conditions hereinafter set forth, to make a single loan (the “Term Loan”) to the Borrowers on the Effective Date in an amount not to exceed the amount of the Term Loan Commitment. The Lender agrees, on the terms and conditions hereinafter set forth, to make a single (the “Special Loan”) to the Borrowers on the Ninth Amendment Effective Date in an amount not to exceed the amount of the Special Loan Commitment. Any principal amount of the Term Loan and the Special Loan which is repaid or prepaid by the Borrowers may not be reborrowed.”

2.2 Notes. Section 2.03(a) of the Financing Agreement is hereby amended by inserting a new sentence at the end thereof to read as follows:

“The Lender may request that the Special Loan made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to the Lender a promissory note payable to the order of the Lender (or, if requested by the Lender, to the Lender and its registered assigns) in a form furnished by the Lender and reasonably acceptable to the Administrative Borrower. Thereafter, the Special Loan evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).”

2.3 Loan Repayment. The last sentence of Section 2.03(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

“The outstanding principal of each Loan (other than the Special Loan) shall be due and payable on the Final Maturity Date. The outstanding principal of the Special Loan shall be due and payable on the Special Loan Maturity Date.”

2.4 Special Loan Interest Rate. Section 2.04(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

“(a) Loans. The Term Loan, the Special Loan and each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to either:

(i) with respect to each Revolving Loan, the Reference Rate plus 3%; or

(ii) with respect to the Term Loan, the Reference Rate plus 4.5%; or

(iii) with respect to the Special Loan, 3%.”

2.5 Interest Payment. Section 2.04(c)(ii) of the Financing Agreement is hereby amended in its entirety to read as follows:

“(ii) Interest on the Term Loan and the Special Loan shall be payable in immediately available funds monthly, in arrears, on the first day of each month of each year, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise).”

2.6 Prepayment of Loans. (a) the last sentence of Section 2.05(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

“Each prepayment pursuant to this paragraph shall be applied, first, to the Revolving Loans and, to the extent the Revolving Credit Commitment has been reduced to zero, second, to the Term Loan and, third, to the Special Loan.”

(b) Each of the parenthetical clauses set forth in Section 2.04(c)(iv) and Section 2.04(c)(v) of the Financing Agreement is hereby amended to its entirety to read as follows:

“(or, if the Term Loan has been paid in full, then to the Special Loan until such Loan has been paid in full and, thereafter, to the Revolving Loans)”.

2.7 Loan Servicing Fee. Section 2.06(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

“(b) Loan Servicing Fee. From and after the Effective Date and until the later of the Final Maturity Date and the Special Loan Maturity Date, the Borrowers shall pay to the Lender a non-refundable loan servicing fee (the “Loan Servicing Fee”) equal to $2,250 each month, payable monthly in advance on the Effective Date and the first day of each calendar month of each year, commencing March 1, 1999.”

2.8 Extension Fee. Pursuant to the Fifth Amendment to the Financing Agreement, dated as of March 15, 2001, the Borrower agreed to pay to the Agent for the benefit of the Lenders a non0refundable extension fee (the “Extension Fee”) equal to $3,000 each month, payable monthly in advance, beginning on the Fifth Amendment Effective Date and on the first day of each calendar month thereafter until the Final Maturity Date. The parties hereto agree that the Extension shall be payable by the Borrowers until the later of the Final Maturity Date and the Special Loan Maturity Date (as such terms are defined herein).

3. Conditions of Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Ninth Amendment Effective Date”):

(a) The representations and warranties contained herein, in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent pursuant thereto on or prior to the Ninth Amendment Effective Date shall be correct on and as of the Ninth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Ninth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms or the making of the Special Loan.

(b) The Agent shall have received counterparts of this Amendment which bear the signatures of each Borrower.

(c) The Borrowers shall have paid to the Agent, in immediately available funds, a non-refundable amendment fee equal to $20,000.

(d) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Linder pursuant hereto on or prior to the Ninth Amendment Effective Date shall be correct on and as of the Ninth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms or the making of the Special Loan.

(b) Organization, Good Standing, Etc. Such Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(c) Authorization, Etc. The execution, delivery and performance by such Loan Party of this Amendment, and the performance by such Loan Party of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party’s charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment, or for the performance of the Financing Agreement, as amended hereby.

(e) Enforceability of Loan Documents. Each of this Amendment, the Financing Agreement, as amended hereby, and each other Loan Document to which such Loan Party is a party is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

5. Holdco’s Put. The Borrowers, the Lenders and Holdco hereby agree that, on the Ninth Amendment Effective Date, (a) the Lenders shall make the Special Loan to the Borrowers and remit the proceeds of the Special Loan to Holdco as payment of the Repurchase Price, and (b) the Put Agreement shall continue in full force and effect after giving effect to the payment of the Repurchase Price, provided that the number of shares of the Parent’s common stock subject to the Put Agreement after the Ninth Amendment Effective Date shall be reduced to 62,000 and the repurchase price payable by the Parent under the Put Agreement in connection with Holdco’s exercise of its put rights thereunder in respect to such shares shall equal $426,964.50.

6. Continued Effectiveness of Loan Agreement. Each Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Ninth Amendment Effective Date all references in any such Loan Document to “the Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent or any Lender, or to grant to the Agent or any Lender a lien on any collateral as security for the Obligations of such Borrower from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) The Borrower will pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent and the Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

DYNAX SOLUTIONS, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

APPLICATION RESOURCES CONSULTING SERVICE, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

ICS ACQUISITION CORP.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

ARCS ACQUISITION CORP.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

DSI ACQUISITION CORP.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

DYNAX RESOURCES, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

PRIME TIME STAFFING, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

LAUREN AND ASSOCIATES, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

PURPLE CRAYONS, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

PURPLE CRAYONS ACQUISITION CORP.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

FATSAUCE STUDIO, INC.

By:	/s/ Pamela Fredette
	Name:	Pamela Fredette
	Title:	CEO

AGENT & LENDERS:

ABLECO FINANCE LLC, for itself and its assigns

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Vice President

A3 FUNDING LP, as a Lender

By:	A3 Fund Management LLC, its General Partner

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Vice President

ABLECO HOLDING LLC (solely with respect to Section 5 of the Amendment)

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Vice President